Accrued Expenses and Other Liabilities - Schedule of Accrued Expenses and Other Liabilities (Details) 10Q - LendingClub Corp [Member] - USD ($) $ in Thousands		Mar. 31, 2017	Dec. 31, 2016
Accrued expenses		$ 21,853	$ 19,734
Accrued compensation	[1]	19,774	27,009
Deferred rent		13,767	11,638
Transaction fee refund reserve		10,778	9,098
Loan trailing fee liability, at fair value		5,814	4,913
Loan servicing liabilities, at fair value		2,311	2,846
Deferred revenue		2,249	2,556
Credit loss coverage reserve		1,680	2,529
Reimbursement payable to limited partners of LCA private funds		1,520	2,313
Payable to issuing banks		896	1,658
Contingent liabilities		500	0
Other		2,196	1,325
Total accrued expenses and other liabilities		83,338	85,619
Accrued cash retention awards		$ 5,400	$ 3,000

[1]	Includes accrued cash retention awards of $5.4 million and $3.0 million as of March 31, 2017 and December 31, 2016, respectively